Exhibit 10.16

FAT PROJECTS ACQUISITION CORP

[Date]

[Name]

[Address]

[email address]

RE: Securities Subscription Agreement

Ladies and Gentlemen:

This agreement (the “Agreement”) is entered into on [Date] by and between [Subscriber Name] (the “Subscriber” or “you”), Fat Projects Acquisition Corp, a Cayman Islands exempted company with registration number 374480 (the “Company,” “we” or “us”), and Fat Projects International Investments and Holdings Limited, a British Virgin Islands company limited by shares (the “Share Escrow Agent”). Pursuant to the terms hereof, the Company hereby accepts the offer the Subscriber has made to purchase a Promissory Note made by the Company in favor of Subscriber in the principal amount of $[●] dated as of [Date] (the “Note”) and the Share Escrow Agent hereby agrees to transfer to the Subscriber [●] of the Company’s Class B ordinary shares with a par value of $0.0001 per share (the “Shares”) as an inducement to the Subscriber to purchase the Note. The Company, the Share Escrow Agent and the Subscriber agree as follows with respect to the Note and the Shares:

1. Purchase of Securities.

1.1. Purchase of Note. For the sum of $[Consideration Amount] (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby issues the Note to the Subscriber, and the Subscriber hereby purchases the Note from the Company, on the terms and subject to the conditions set forth in this Agreement.

1.2. Transfer of Shares. Concurrently with the Subscriber’s execution of this Agreement, the issuance of the Note by the Company to the Subscriber, the Share Escrow Agent hereby transfers the Shares to the Subscriber. The Share Escrow Agent shall promptly issue a transfer instruction to the Company’s Registrar and Stock Transfer Agent, Continental Stock Transfer and Trust Company to deliver the Shares to the Subscriber in book-entry form.

2. Representations, Warranties and Agreements.

2.1. Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no foreign, federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Subscriber, if applicable, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3. Organization and Authority. The Subscriber is a Singapore [private limited company, validly existing and in good standing under the laws of Singapore/citizen] and possesses all requisite [power and authority/capacity] necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by you, this Agreement is a legal, valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4. Experience, Financial Capability and Suitability. Subscriber is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Note and the Shares and (ii) able to bear the economic risk of its investment in the Note and the Shares for an indefinite period of time because the neither the Note nor the Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Subscriber must bear the economic risk of this investment until the Note and the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. Subscriber is able to bear the economic risks of an investment in the Note and the Shares and to afford a complete loss of Subscriber’s investment in the Note and the Shares.

2.1.5. Access to Information; Independent Investigation. Subscriber acknowledges that (a) the Company is a reporting company under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and files reports (the “Company Exchange Act Reports”) with the U.S. Securities and Exchange Commission (the “SEC”) which are publicly available on the SEC’s web site at www.sec.gov, (b) the Company and Avanseus Holdings Pte. Ltd., a Singapore private company limited by shares (“Avanseus”) are parties to a Business Combination Agreement dated August 26, 2022, as amended (the “Business Combination Agreement”) which provides that subject to the conditions therein, holders of Avanseus shares will exchange their shares for the Company’s Class A ordinary shares and Avanseus will become a wholly-owned subsidiary of the Company, (c) the Company has filed a Registration Statement on Form S-4 (as amended from time to time, the “Registration Statement”) with the SEC in connection with the Business Combination Agreement, which has been amended but which has not yet been declared effective by the SEC, (d) the Subscriber has had the opportunity to review and discuss with its legal, tax, investment, accounting and other advisors the Company Exchange Act Reports and the Registration Statement, and (e) there can be no certainty that the transactions contemplated in the Business Combination Agreement will be consummated, and if such transactions are not consummated, the Shares will likely be worthless and the Company is unlikely to be able to repay the Note. In addition, prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigation and the information that is publicly available or furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Company Exchange Act Reports or the Registration Statement or furnished pursuant to this Section 2.1.5, and Subscriber has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

2.1.6. Regulation D Offering. Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

2.1.7. Investment Purposes. The Subscriber is purchasing the Note and the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. Subscriber understands the Note and the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Subscriber understands the Note and the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and Subscriber understands that the certificates or book-entries representing the Shares will contain a legend in respect of such restrictions. If in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Note or the Shares, the Note or the Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. Subscriber agrees that if any transfer of the Note or the Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company, at Subscriber’s expenses, an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Note or the Shares. Subscriber further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Subscriber for the resale of the Note or the Shares until one year following consummation of the initial business combination of the Company, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9. No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2. Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Note, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1. Organization and Corporate Power. The Company is a Cayman Islands exempted company and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Amended and Restated Memorandum and Articles of Association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3. Title to Securities. The Shares have been duly and validly issued and are fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Subscriber will have or receive good title to the Note, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

2.2.4. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

2.3. Share Escrow Agent’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Note, the Share Escrow Agent hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.3.1. Organization and Corporate Power. The Share Escrow Agent is a British Virgin Islands company limited by shares and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Share Escrow Agent. The Share Escrow Agent possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.3.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Share Escrow Agent of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Share Escrow Agent’s organizational documents, (ii) any agreement, indenture or instrument to which the Share Escrow Agent is a party or (iii) any law, statute, rule or regulation to which the Share Escrow Agent is subject, or any agreement, order, judgment or decree to which the Share Escrow Agent is subject.

2.3.3. Title to Shares. The Shares were transferred to the Share Escrow Agent by current record holders of the Company’s Class B ordinary shares for the purpose of subsequent transfer to the Subscriber as contemplated herein in order to induce the Subscriber to purchase the Note from the Company. Such transferors have represented and warranted to the Share Escrow Agent that they will derive a material and substantial benefit from the Subscriber’s purchase of the Note as contemplated herein to provide the Company with working capital. The Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

2.3.4. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Share Escrow Agent which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

3. Covenants of the Subscriber.

3.1. Agreement to be Bound by the Sponsor Letter Agreement. The Subscriber hereby agrees to comply with and be bound with respect to the Shares by all of the covenants and obligations applicable to the Company’s sponsor, Fat Projects SPAC Pty. Ltd. (the “Sponsor”) and the Company’s executive officers and directors set forth in that certain Letter Agreement dated October 12, 2021 among the Company, the Sponsor and each of the executive officers and directors of the Company which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 28, 2022 (the “Sponsor Letter”) and which the Subscriber as had the opportunity to review and discuss with its legal, tax, investment, accounting and other advisors.

3.2. Irrevocable Proxy and Power of Attorney. Subscriber hereby constitutes and appoints as the proxies of the Subscriber and hereby grants a power of attorney to the Sponsor and each of its executive officers David Andrada and Tristan Lo, and each of them individually, with full power of substitution, with respect to the matters set forth herein, including, without limitation, votes required by the Sponsor Letter, and hereby authorizes each of them to represent and vote, if and only if the party (i) fails to vote, or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement or the Sponsor Letter, all of the Shares in accordance with the terms and provisions of this Agreement and/or the Sponsor Letter or to take any action reasonably necessary to effect this Agreement or the obligations of the Subscriber under the Sponsor Letter. Each of the proxy and power of attorney granted pursuant to this Section 3.2 is given in consideration of the agreements and covenants of the Company and the Share Escrow Agent in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable.

4. Waiver of Liquidation Distributions; Redemption Rights. In connection with the Note and the Shares, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the trust account established for the benefit of the Company’s public shareholders and into which substantially all of the proceeds of the Company’s initial public offering were deposited (the “Trust Account”), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any claim against the Trust Account with respect to the Note or the Shares for any reason whatsoever.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Note or the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Note or the Shares proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2. Lock-up. Subscriber acknowledges that the Shares will be subject to a lock-up period of six (6) months after the completion of a business combination or such other period as may be prescribed by the SEC in relation to the Shares or such earlier date as may be determined by the Company (the “Lock-up”).

5.3. Restrictive Legends. Any certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF DURING THE TERM OF THE LOCK-UP.”

5.4. Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than Shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding Shares without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

6. Other Agreements.

6.1. Further Assurances. Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2. Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party and (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

6.3. Entire Agreement. This Agreement and the Note embody the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.4. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.5. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.7. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

6.9. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.10. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.12. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.13. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14. Counterparts. This Agreement may be executed in one or more counterparts either manually or electronically, such as by DocuSign®, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. A copy of this Agreement bearing an electronic signature, such as by DocuSign®, or a PDF, facsimile, photostatic or other copy of the signature of a party to this Agreement shall be as valid for all purposes as a copy of this Agreement bearing that party’s original manual signature.

6.15. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

7. Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

8. Confidentiality. The Subscriber undertakes to keep confidential and at all times not disclose publicly or to any third party without the prior written consent of the Company the existence and subject matter of this Agreement and all other agreements entered into pursuant to this Agreement, the substance of any negotiations between the Parties relating to this Agreement (and any such other agreements) and any other information received or obtained from the Company, whether on, before or after the date of this Agreement, and whether in relation to a business combination or otherwise, unless disclosure is required (i) by law, any governmental or regulatory body or any recognized stock exchange on which the shares of any Party are listed, or (ii) for the purposes of any judicial proceeding arising out of this Agreement or any other agreement entered into pursuant to this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

FAT PROJECTS ACQUISITION CORP

By:
Name:
Title:

FAT PROJECTS INTERNATIONAL INVESTMENTS AND HOLDINGS LIMITED

By:
Name:
Title:

Agreed and accepted:

Print Subscriber Name

By:
Name:
Title:

[Signature Page to Securities Subscription Agreement]